FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of February 29, 2008, is between ORION MARINE GROUP, INC., a Delaware corporation ("Borrower"), each of the financial institutions which is or may from time to time become a party hereto (collectively, "Lenders", and each a "Lender"), and AMEGY BANK NATIONAL ASSOCIATION, a national banking association, as agent (the "Agent").

RECITALS:

A. Borrower, Lenders and Agent entered into that certain Loan Agreement dated as of July 10, 2007 (the "Agreement").

B. Pursuant to the Agreement, Orion Construction, L.P., a Texas limited partnership, King Fisher Marine Service, L.P., a Texas limited partnership, Misener Marine Construction, Inc., a Florida corporation and Orion Administrative Services, Inc., a Texas corporation ("Guarantors") executed those certain Guaranty Agreements dated as of July 10, 2007 (the "Guaranty Agreements") pursuant to which Guarantors guaranteed to Agent the payment and performance of the Obligations (as defined in the Agreement).

C. Borrower, Lenders and Agent now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

Definitions

Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

ARTICLE II.

Amendments

Section 2.1. Amendment to Certain Definitions. (a) The definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:

"Borrowing Base Parties" means Construction, King Fisher, Subaqueous and Misener.

"Combined Commitments-Acquisition Term Loan" means, as to all Lenders who have Commitments-Acquisition Term Loan, the obligations of such Lenders to make Acquisition Advances in an aggregate principal amount at any time outstanding up to but not exceeding $35,000,000.00.

"Guarantors" means Construction, King Fisher, Misener, Subaqueous and OAS.

(b) The following definitions shall be added to Section 1.1 of the Agreement in proper alphabetical order:

"Hill Street Property" means the property leased by Subaqueous known as 1901 Hill Street, Jacksonville, Florida.

"Subaqueous" means Subaqueous Services, LLC, a Florida limited liability company (formerly known as OMGI Sub, LLC, a Florida limited liability company), and its successors and assigns.

Section 2.2. Amendment to Section 2.17. Clause (ii) contained in Section 2.17(a) of the Agreement is amended to read in its entirety as follows:

(ii) the aggregate amount of all Combined Commitments-Revolving Advances Increases and Combined Commitments-Acquisition Term Loan Increases (as defined in Section 4.8) shall not exceed $15,000,000.00, and

Section 2.3. Amendment to Section 4.8. Clause (ii) contained in Section 4.8(a) of the Agreement is amended to read in its entirety as follows:

(ii) the aggregate amount of all Combined Commitments-Acquisition Term Loan Increases and Combined Commitments-Revolving Advances Increases (as defined in Section 2.17) shall not exceed $15,000,000.00, and

Section 2.4. Amendment to Section 6.1. Clause (a) contained in Section 6.1 of the Agreement is amended to read in its entirety as follows:

(a) Each of Construction, King Fisher, Misener, Subaqueous and OAS, shall grant to Agent a first priority security interest in all of its accounts, accounts receivable, inventory, equipment, machinery, fixtures, chattel paper, documents, instruments, deposit accounts, investment property, letter of credit rights, general intangibles and all its other personal property, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to a Security Agreement-Subsidiary-General.

Section 2.5. Amendment to Section 8.14. Section 8.14 of the Agreement is amended to read in its entirety as follows:

Section 8.14. Subsidiaries. Borrower has no Subsidiaries other than Construction, KFMSGP, KFMSLP, King Fisher, Misener, OAS, OCGP, OCLP, Subaqueous and F. Miller. Borrower owns directly or indirectly one hundred percent (100%) of the outstanding stock or other ownership interests of each such Subsidiary. Borrower has no assets other than the stock of OAS, the membership interests of OCLP and Subaqueous, and the ownership interests of F. Miller.

Section 2.6. Amendment to Section 8.17. Section 8.17 of the Agreement is amended to read in its entirety as follows:

Section 8.17. Environmental Matters. Except as may be disclosed in Schedule 8.17 with respect to the Hill Street Property and in the Environmental Reports, but excluding those items described in the Environmental Reports which have been remediated pursuant to the Florida Remediation, Borrower, each Guarantor and each Subsidiary, and their respective properties are in compliance with all applicable Environmental Laws. Except as disclosed in Schedule 8.17 with respect to the Hill Street Property and except for the Florida Remediation, there is no pending or threatened investigation or inquiry by any governmental authority of Borrower, any Guarantor or any Subsidiary, or any of their respective properties pertaining to any Hazardous Substance. Except in the ordinary course of business and in compliance with all Environmental Laws and except as may be disclosed in Schedule 8.17 with respect to the Hill Street Property and in the Environmental Reports, but excluding those items described in the Environmental Reports which have been remediated pursuant to the Florida Remediation, there are no Hazardous Substances located on or under any of the properties of Borrower, any Guarantor or any Subsidiary. Except in the ordinary course of business and in compliance with all Environmental Laws and except as may be disclosed in the Environmental Reports, but excluding those items described in the Environmental Reports which have been remediated pursuant to the Florida Remediation, none of Borrower, any Guarantor or any Subsidiary has caused or permitted any Hazardous Substance to be disposed of on or under or released from

any of its properties. Borrower, each Guarantor and each Subsidiary have obtained all permits, licenses, and authorizations which are required under and by all Environmental Laws, except as may be disclosed in Schedule 8.17 with respect to the Hill Street Property and in the Environmental Reports. Notwithstanding the foregoing, (a) the Florida Remediation has been conducted as required by the Environmental Report-Florida Property, and (b) remediation at the Market Street Property has been completed in accordance with the requirements of the TCEQ.

Section 2.7. Amendment to Section 10.2. Section 10.2 of the Agreement is amended to read in its entirety as follows:

Section 10.2. Limitation on Liens. Borrower will not incur, create, assume or permit to exist, and will not permit any Subsidiary to incur, create, assume or permit to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except (a) Liens in favor of Agent as agent for Lenders, (b) purchase money Liens securing Debt permitted by Section 10.1(b), which Liens cover only the assets financed with the Debt permitted by Section 10.1(b), (c) Liens on Bonded Receivables, which Liens secure only the related Bond Obligations, (d) Liens on cash deposits in an aggregate amount which does not exceed $250,000.00 at any time, which Liens secure only Bond Obligations, (e) Liens securing Debt permitted by Section 10.1(d), which Liens cover only the assets subject to the Capital Lease Obligations permitted by Section 10.1(d), (f) Permitted Encumbrances, if any, as defined in the Deeds of Trust-Market Street, the Deeds of Trust-Port Lavaca and the Mortgage-Florida, (g) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith as provided in Section 9.4, (h) Liens of mechanics, materialmen, warehousemen, carriers or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business, (i) statutory Liens and contractual Liens of landlords, created in the ordinary course of business for amounts which are not delinquent or past due, (j) Liens of judgment creditors provided such Liens do not secure judgments the existence of which results in an Event of Default pursuant to Section 12.1(g), (k) Liens in favor of banking institutions arising by operation of law encumbering deposits (including the right of setoff) held by such banking institutions incurred in the ordinary course of business and that are within the general parameters customary in the banking industry, (l) Liens on cash deposits pledged as collateral to secure Cash Secured Letters of Credit, (m) subordinate Liens in favor of Borrower's and Guarantors' bonding companies which Liens secure only the related Bond Obligations, and (n) prior to April 30, 2008, financing statements covering assets of Subaqueous; provided that the Debt secured by such assets has been paid (collectively, "Permitted Liens").

Section 2.8. Amendment to Section 10.3. The second sentence contained in Section 10.3 of the Agreement is amended to read in its entirety as follows:

Borrower will own no assets other than the stock of OAS, the membership interests of OCLP and Subaqueous, and the ownership interest in F. Miller.

Section 2.9. Amendment to Annex II. Annex "II" to the Agreement is amended to conform in its entirety to Schedule "I" to this Amendment

Section 2.10. Addition of Schedule 8.17. Schedule 8.17 shall be added to the Agreement in the form of Schedule "II" to this Amendment.

Section 2.11. Amendment to Exhibits. (a) Exhibit "P" to the Agreement (Acquisition Advance Request Form) is amended to conform in its entirety to Annex "E" to this Amendment, and (b) Exhibit "Q"to the Agreement (Borrowing Base Certificate) is amended to conform in its entirety to Annex "F" to this Amendment.

ARTICLE III.

Consent

Section 3.1. Consent. (a) Borrower has informed Agent and Lenders that Borrower desires to create Subaqueous and cause Subaqueous to acquire certain of the assets of Subaqueous Services, Inc., a Florida corporation, for a purchase price of approximately $35,000,000.00. Such items and all actions and events directly related thereto are referred to as the "Subaqueous Acquisition". Borrower has requested that Agent and Lenders consent to the Subaqueous Acquisition and waive any Events of Default which may arise as a result of the Subaqueous Acquisition.

(b) Borrower represents and warrants to Agent and Lenders that all items described in Section 10.3(a)(iii) and (iv) of the Agreement have been satisfied with respect to the Subaqueous Acquisition.

(c) Agent and Lenders hereby consent to the Subaqueous Acquisition (including the creation of Subaqueous) and waive any Events of Default which may arise as a result of the Subaqueous Acquisition.

ARTICLE IV.

Conditions Precedent

Section 4.1. Conditions. The effectiveness of this Amendment is subject to the receipt by Agent of the following in form and substance satisfactory to Agent and Lenders:

(a) Certificate - Borrower. A certificate of the Secretary or another officer of Borrower acceptable to Agent certifying the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party together with specimen signatures of such officers.

(b) Governmental Certificates - Borrower. Certificates issued by the appropriate government officials of the sate of incorporation of Borrower as to the existence and good standing of Borrower.

(c) Certificate - OCGP - As General Partner of Construction. A certificate of a manager or another officer of OCGP acceptable to Agent certifying (i) resolutions of the members of OCGP, as general partner of Construction, which authorize the execution, delivery and performance by Construction of each of the Loan Documents to which Construction is or is to be a party and (ii) the names of the managers or officers of OCGP authorized to sign each of the Loan Documents to which Construction is or is to be a party together with specimen signatures of such Persons.

(d) Governmental Certificates - Construction. A certificate issued by the appropriate government official of the state of organization of Construction as to the existence of Construction.

(e) Certificate - KFMSGP - As General Partner of King Fisher. A certificate of a manager or another officer of KFMSGP acceptable to Agent certifying (i) resolutions of the members of KFMSGP, as general partner of King Fisher, which authorize the execution, delivery and performance by King Fisher of each of the Loan Documents to which King Fisher is or is to be a party and (ii) the names of the managers or officers of KFMSGP authorized to sign each of the Loan Documents to which King Fisher is or is to be a party together with specimen signatures of such Persons.

(f) Governmental Certificates - King Fisher. A certificate issued by the appropriate government official of the state of organization of King Fisher as to the existence of King Fisher.

(g) Certificate - Misener. A certificate of the Secretary or another officer of Misener acceptable to Agent certifying (i) resolutions of the board of directors of Misener which authorize the execution, delivery and performance by Misener of each of the Loan Documents to which Misener is or is to be a party and (ii) the names of the officers of Misener authorized to sign each of the Loan Documents to which Misener is or is to be party together with specimen signatures of such officers.

(h) Governmental Certificates - Misener. Certificates issued by the appropriate government officials of the state of incorporation of Misener as to the existence and good standing of Misener.

(i) Certificate - Subaqueous. A certificate of a manager or another officer of Subaqueous acceptable to Agent certifying (i) resolutions of the members of Subaqueous which authorize the execution, delivery and performance by Subaqueous of each of the Loan Documents to which Subaqueous is or is to be a party and (ii) the names of the managers or other officers of Subaqueous authorized to sign each of the Loan Documents to which Subaqueous is or is to be a party together with specimen signatures of such Persons.

(j) Organizational Documents - Subaqueous. The articles of organization and the operating agreement of Subaqueous certified by a manager or another officer of Subaqueous acceptable to Agent.

(k) Governmental Certificates - KFMSGP, OCGP and Subaqueous. Certificates issued by the appropriate government officials of the state of organization of each of KFMSGP, OCGP and Subaqueous as to the existence and good standing of each of KFMSGP, OCGP and Subaqueous.

(l) Acquisition Term Notes. The Acquisition Term Notes executed by Borrower payable to the order of the respective Lenders.

(m) First Amendment to Pledge Agreement-Borrower-Ownership Interests. A First Amendment to Pledge Agreement-Borrower-Ownership Interests executed by Borrower substantially in the form of Annex "A" hereto.

(n) Modification to Deed of Trust-Market Street-Second Lien. A First Modification to Deed of Trust-Market Street-Second Lien executed by Construction substantially in the form of Annex "B" hereto.

(o) Modification to Deed of Trust-Port Lavaca-Second Lien . A First Modification to Deed of Trust-Port Lavaca-Second Lien executed by King Fisher substantially in the form of Annex "C" hereto.

(p) Modification to Mortgage-Florida. A First Modification to Mortgage-Florida executed by Misener substantially in the form of Annex "D" hereto.

(q) Security Agreement-Subsidiary-General. A Security Agreement-Subsidiary-General executed by Subaqueous.

(r) Financing Statements. Uniform Commercial Code financing statements showing Subaqueous as debtor.

(s) Guaranty Agreement. A Guaranty Agreement executed by Subaqueous.

(t) UCC Search. A Uniform Commercial Code search showing all financing statements and other documents or instruments on file against Subaqueous, Subaqueous Services, Inc. and OMGI Sub, LLC with the Florida Secretary of State.

(u) Name Change. Evidence that simultaneously with closing, Subaqueous' name has been changed from OMGI Sub, LLC to Subaqueous Services, LLC.

(v) Fees. A fee in the amount of $25,000.00 payable to Agent for the pro-rata benefit of each Lender.

(w) Additional Information. Such additional documents, instruments and information as Agent or Lenders may request.

Section 4.2. Post Closing Delivery. Within thirty (30) days after the date hereof, Borrower will provide Agent with copies of environmental reports related to the Hill Street Property available to Borrower, which reports shall supplement Schedule 8.17, which is attached as Schedule II hereto.

Section 4.3. Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (b) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and Lenders, and (c) no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

ARTICLE V.

Ratifications, Representations, and Warranties

Section 5.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lenders agree that the Agreement as amended hereby shall continue to be the

legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

Section 5.2. Representations, Warranties and Agreements. Borrower hereby represents and warrants to Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing, (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrower is indebted to Lenders pursuant to the terms of the Notes, as the same may have been renewed, modified, extended and rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes, as the same may have been renewed, modified or rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, and (g) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or any Lender's performance under the Loan Documents.

ARTICLE VI.

Miscellaneous

Section 6.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Lender or any closing shall affect the representations and warranties or the right of any Lender to rely on them.

Section 6.2. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

Section 6.3. Expenses. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent or any Lender in connection with the

preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Agent's or any Lender's legal counsel, and all costs and expenses incurred by Agent or any Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Agent or any Lender's legal counsel.

Section 6.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 6.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, each Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

Section 6.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 6.8. Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 6.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.10. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING

TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.

BORROWER:

ORION MARINE GROUP, INC.,
a Delaware corporation

By: [signature]
Mark R. Stauffer
Executive Vice President and
Chief Financial Officer

AGENT:

AMEGY BANK NATIONAL ASSOCIATION,
as Agent

By:______________________________
Laif Afseth
Senior Vice President

LENDERS:

AMEGY BANK NATIONAL ASSOCIATION

By:______________________________
Nicholas J. Diaz
Assistant Vice President

TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.

BORROWER:

ORION MARINE GROUP, INC.,
a Delaware corporation

By:______________________________
Mark R. Stauffer
Executive Vice President and
Chief Financial Officer

AGENT:

AMEGY BANK NATIONAL ASSOCIATION,
as Agent

By:______________________________
Lair Afseth
Senior Vice President

LENDERS:

AMEGY BANK NATIONAL ASSOCIATION

By:______________________________
Nicholas J. Diaz
Assistant Vice President

GUARANTY BANK

By: ______________________
Jason Fowler
Vice President

WHITNEY NATIONAL BANK

By: ______________________
Larry C. Stephens
Vice President

WACHOVIA BANK, N.A.

By: ______________________
Kenneth C. Coulter
Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: ______________________
Linda Masera
Vice President

GUARANTY BANK

By:________________________________
Jason Fowler
Vice President

WHITNEY NATIONAL BANK

By: [signature]
~~Larry C. Stephens~~ JONATHAN BEVERLY
Vice President

WACHOVIA BANK, N.A.

By:________________________________
Kenneth C. Coulter
Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:________________________________
Linda Masera
Vice President

GUARANTY BANK

By:______________________________

Jason Fowler
Vice President

WHITNEY NATIONAL BANK

By:______________________________

Larry C. Stephens
Vice President

WACHOVIA BANK, N.A.

By:______________________________

Kenneth C. Coulter
Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:______________________________

Linda Masera
Vice President

GUARANTY BANK

By:____________________________
Jason Fowler
Vice President

WHITNEY NATIONAL BANK

By:____________________________
Larry C. Stephens
Vice President

WACHOVIA BANK, N.A.

By:____________________________
Kenneth C. Coulter
Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: Linda Masera
Linda Masera
Vice President